Exhibit 10.15

PROMISSORY NOTE

FOR VALUE RECEIVED, CBA PROFESSIONAL SERVICES, INC., a Florida corporation (the “Borrower”), promises to pay to the order of JOSEPH R. VICENTE, an individual (the “Lender”), the principal amount of One Hundred Thousand United States of America Dollars (U.S. $100,000.00), together with simple interest on the principal amount of this Convertible Promissory Note (the “Note”) from time to time outstanding at the rate of six percent (6%) per annum.

Interest accrued on the principal amount of this Note from time to time outstanding shall be due and payable on the sixteenth day of each calendar month, commencing on February 16, 2005 and continuing each month thereafter through and including January 16, 2006. The entire principal amount of this Note, together with any and all unpaid interest accrued thereon, shall be finally due and payable on January 16, 2006.

Pre-Payment. The principal amount of this Note and any interest accrued thereon may be prepaid in whole or in part at any time prior to maturity without premium or penalty of any kind. Any amount paid to the Lender or other holder hereof shall be applied first to interest accrued to the date of such payment and then to the principal amount hereof then outstanding.

Events of Default. The occurrence of any one or more of the following events or conditions shall constitute an “Event of Default” under this Note:

(a)

The Borrower shall fail for any reason to make any payment, whether of principal or interest, when due and payable pursuant to the provisions of this Note;

(b)

The Borrower shall fail to observe or to perform any or all of its material agreements, covenants and obligations, or shall otherwise breach, violate or default under, any material agreement, note, mortgage, lease, contract, guaranty or other instrument to which it is a party or by which it or a substantial portion of its properties or assets are bound;

(c)

A final judgment shall be entered against the Borrower which is not satisfied or bonded in full within sixty (60) days after the date of the entry thereof;

(d)

Any or all of the assets and properties of the Borrower shall be levied upon, seized or attached;

(e)

The Borrower shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a voluntary petition under any bankruptcy, insolvency or other law for the relief or aid of debtors, (iii) make any assignment for the benefit of its creditors or (iv) enter into any composition agreement;

(f)

An involuntary petition shall be filed against the Borrower under any bankruptcy, insolvency or other law for the relief or aid of debtors, which involuntary petition is not dismissed within sixty (60) days after the date of the filing thereof;

(g)

Any court of competent jurisdiction shall find that the Borrower is insolvent or bankrupt;

(h)

A receiver or trustee shall be appointed for the Borrower or for all or a substantial portion of its assets and properties; or

(i)

The Borrower shall cease to conduct its business, adopt any plan of liquidation, liquidate or dissolve.

Remedies. Upon the occurrence of any Event of Default, at the option of the Lender or other holder hereof:

(1)

all amounts outstanding hereunder, whether principal, interest or otherwise, shall become immediately due and payable;

(2)

simple interest shall accrue on the then outstanding principal amount hereof from the date of any such Event of Default to the date of payment in full of the then outstanding principal amount hereof at the highest rate of interest permitted by the laws of the State of Florida; and

(3)

the Borrower shall pay all reasonable costs and expenses of collection of this Note, including without limitation reasonable attorneys’ fees, costs and expenses, paid or incurred by the Lender or other holder hereof, whether paid or incurred in connection with collection by suit or otherwise.

Waivers. The Borrower and each endorser of this Note severally waives demand, protest, presentment and notice of maturity, non-payment or protest and any and all requirements necessary to hold each of them liable as a maker or endorser hereof.

The waiver by the Lender or other holder of this Promissory Note of the Borrower’s prompt and complete performance of, or default under, any provision of this Promissory Note shall not operate nor be construed as a waiver of any subsequent breach or default and the failure by the Lender or other holder hereof to exercise any right or remedy which it may possess hereunder shall not operate nor be construed as a bar to the exercise of any such right or remedy upon the occurrence of any subsequent breach or default.

Governing Law. This Note shall be governed by, and shall be construed and interpreted in accordance, with the laws of the United States of America and the State of Florida, without giving effect to the principles of conflicts of laws thereof.

Entire Agreement. This Note constitutes the entire agreement between the Lender and the Borrower with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and arrangements, both oral and written, between the parties with respect to such subject matter. This Note may not be modified, amended, altered or changed unless by a written instrument executed and delivered by the Borrower.

Benefits; Binding Effect. This Note shall be for the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns.

Jurisdiction and Venue. Any claim or dispute arising out of, connected with, or in any way related to this Note shall be instituted by the complaining party and adjudicated in a court of competent jurisdiction located in Orange County, Florida, and all parties consent to the personal jurisdiction of and venue in such courts. In no event shall any party contest the personal jurisdiction of such courts over or the venue of such courts.

Headings. The headings contained in this Note are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.

IN WITNESS WHEREOF, the Borrower, by and through its undersigned officer thereunto duly authorized, has executed and delivered this Promissory Note as of January 17, 2005.

CBA PROFESSIONAL SERVICES, INC.

By:	/s/ MATTHEW L. SCHISSLER
Matthew L. Schissler,
Chairman and Chief Executive Officer

GUARANTY

In order to induce JOSEPH R. VICENTE, an individual (the “Lender”), to extend credit to CBA PROFESSIONAL SERVICES, INC., a Florida corporation (the “Maker”) and a wholly-owned subsidiary of the undersigned, including that evidenced by the foregoing Promissory Note (the “Note”), the undersigned hereby covenants and agrees with the Lender as follows:

1.

The undersigned, as joint and several obligor with the Borrower, hereby irrevocably and unconditionally guarantees the payment when due to the Lender of any and all obligations, indebtedness and liabilities of the Borrower to the Lender, whether now existing or hereafter arising, whether absolute or contingent, and whether or not evidenced by a written instrument (collectively, the “Obligations”), including without limitation those evidenced by the Note. This is a guaranty of payment, rather than a guaranty of collection.

2.

If the Borrower shall default in the payment of any or all of the Obligations when due to the Lender, then the undersigned shall pay to the Lender within five (5) days after demand therefor shall have been made, in immediately available funds, the full amount of the Obligations then due (by acceleration or otherwise). Except as otherwise provided in the immediately preceding sentence of this paragraph, the undersigned hereby waives notice of acceptance of this Guaranty and notice of any and all of the Obligations to which it may apply, and hereby waives presentment, demand of payment, protest, notice of dishonor or nonpayment of any and all of the Obligations, suit or the taking of other action by the Lender against, and any other notice to, any party liable thereon (including the undersigned).

3.

The Lender may at any time and from time to time without the consent of, or notice to, the undersigned, without incurring responsibility to the undersigned and without impairing or releasing the obligations of the undersigned hereunder, upon or without any terms or conditions and in whole or in part (i) change the manner, place or terms or payment of, and/or change or extend the time of payment of, renew or alter, any or all of the Obligations, any security there for, or any liability incurred directly or indirectly in respect thereof, and this Guaranty shall apply to all of the Obligations as so changed, extended, renewed or altered; (ii) exercise or refrain from exercising any right against the Borrower or others (including the undersigned) or otherwise act or refrain from acting; (iii) settle or compromise any or all of the Obligations, any security there for or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Lender and the undersigned; (iv) apply any sums by whomsoever paid or howsoever realized, other than payments by the undersigned of any or all of the Obligations, to any liability or liabilities of the Borrower to the Lender regardless of what liability or liabilities of the Borrower remain unpaid; and/or (v) consent to or waive any breach of, or any act, omission or default under, any or all of the Obligations.

4.

No invalidity, irregularity or lack of enforceability of any or all of the Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty constitutes a primary obligation of the undersigned.

5.

If and to the extent that the undersigned makes any payment to the Lender or to any other person pursuant to or in respect of this Guaranty, any claim which the undersigned may have against the Borrower by reason thereof shall be subject and subordinate to the prior payment in full of all of the Obligations.

6.

This Guaranty is a continuing one and all Obligations to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No delay on the part of the Lender in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of his rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by the Lender unless the same shall be in writing, duly signed on behalf of the Lender, and each such waiver (if any) shall apply only with respect to the specific instance involved and shall in no way impair the rights of the Lender or the obligations of the undersigned to the Lender in any other respect at any other time. This Guaranty and the rights and obligations of the Lender and of the undersigned hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida, without giving effect to the principles of conflicts of laws thereof. This Guaranty is binding upon the undersigned and its successors and assigns and shall inure to the benefit of the Lender and his heirs, personal representatives, successors and assigns, including without limitation any other holder at any time of any or all of the Obligations, including without limitation the foregoing Note.

IN WITNESS WHEREOF, the undersigned, by and through its undersigned officer thereunto duly authorized, has executed and delivered this Guaranty as of January 17, 2005.

CBA PROFESSIONAL SERVICES, INC.

By:	/s/ MATTHEW L. SCHISSLER
Matthew L. Schissler,
Chairman and Chief Executive Officer